FIRST M&F CORPORATION

2011 Annual Shareholders Meeting

April 13, 2011

Forward Looking Statement

This presentation may contain statements of First M&F Corporation's strategies, plans and objectives, as well as estimates of future operating results for 2010 and beyond for First M&F Corporation as well as estimates of financial condition, operating efficiencies and revenue creation. These statements and estimates constitute forward-looking statements, within the meaning of the *Private Securities Litigation Reform Act of 1995*, which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory and technological factors affecting the company's operations, pricing, products and services.

Topics of Shareholder Interest

- Earnings
- Capital/TARP
- Trust Preferred SWAP
- Branch Rationalization/Expense Reduction
- Deposit Trends
- Credit Issues and Loan Trends
- Stock Price

Earnings History


Earnings in 000's
$20,000
$10,000
$0
($10,000)
($20,000)
($30,000)
($40,000)
($50,000)
($60,000)
($70,000)
2005
2006
2007
2008
2009
2010
Earnings

Earnings 2010

- $4.0 million in net earnings
- $9.2 million in provision expense
- $2.9 million in foreclosed property expense
- $3.6 million estimated NIM cost of NPAs
- $16 million in ORE sold at 105% of book
- Security Gains of $2.3 million

Earnings 2010 - Key Components

	2009	2010
• **Earnings (Loss)**	**$(60 M)**	**$4.0 M**
• **Provision Expense**	**$49.6 M**	**$9.2 M**
• **Foreclosed Property Exp**	**$7.3 M**	**$2.9 M**
• **Non-accrual int rev'd**	**$2.8 M**	**$1.1 M**
• **Re-appraisal Expense**	**$785 K**	**$306 K**
• **Legal Expense**	**$1.2 M**	**$1.2 M**

Capital/TARP

- **Well-capitalized**
- **Capital stress models continue to show adequate capital**
- **$30 million in TARP still proves prudent given loan losses and slow economic recovery**
- **TARP/CPP converted to TARP/CDCI is very inexpensive capital – 5% to 2%**
- **Must re-build earnings and capital or issue new common to repay TARP**

Strong Regulatory Capital Position



Strong Bank Regulatory Capital Position..2010
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
7.66%
9.96%
11.21%
10.00%
8.00%
6.00%
5.00%
4.00%
4.00%
Tier 1 Capital to Avg. Assets
Tier 1 Capital to RWA
Total Capital to RWA
Actual
Minimum
Well Capitalized

Branch Rationalization/Expense Reduction

- **Branch Rationalization Project-fall of 2009 / spring of 2010**
- **Completed seven branch closures – did not exit any markets**
- **Efficiencies improved w/o harming customer service**
- **Little or no deposit run-off**
- **Cost savings of $2 million – to be fully realized in 2011**

Deposit Growth

- **Deposit gathering is core value of a banking franchise**
- **Deposits down 1% from 2009 in the midst of a weak recovery**
- **De-emphasized wholesale funding in favor of core retail funding**
- **De-leveraged Balance Sheet in 2010 by paying off $80 million in FHLB advances**

Financial Results…*Deposits*


Deposits ($millions)
1600
1400
1200
1000
800
600
400
200
0
874
820
877
974
1186
1262
1261
1388
1375
2002
2003
2004
2005
2006
2007
2008
2009
2010
Deposits

Cash-Type Deposits

- **Began tracking at September, 2007**

- **3Q07 $542 million or *44.6%***
- **4Q09 $658 million or *47.4%***
- ***4Q10 $693 million or 50.45%***

- **Increased by $151 million**

Deposits – Changing Delivery Channels

- 2 million items processed each month
- 62% are electronic and trending up
- Operating Efficiencies/lower cost

PER MONTH

- Teller Transactions: 200,000+
- Electronic Banking Trans: 16,000
- Debit Card Transactions: 600,000+
- ATM Transactions: 50,000+

Credit Issues and Loan Growth

- Non-performing Assets are an obvious drag on earnings
- Goals for the management and reduction of NPAs have been set
- Work out team and procedures in place
- Problem Loan Reduction Committee meets monthly
- Trends in classified loans are favorable

Non-performing Assets 12/31/10



NPAs in thousands
Land, $23,148
Lots, $11,187
Multi Fam, $1,086
CRE, $17,632
C&I, $2,048
Consumer, $94
Residential, $8,952
$25,000
$20,000
$15,000
$10,000
$5,000
$0
NPAs by Type
Land
Lots
Multi Fam
CRE
C&I
Consumer
Residential

Non-performing Assets Trends



120
100
80
60
40
20
0
123108
33109
63009
93009
123109
33110
63010
93010
123110
Nonaccruals
ORE
Total NPAs

Financial Results…*Loans*

- **Focus on Asset Quality and Diversification**
- **Restructuring Loan Portfolio**



Total Loans
$667
$769
$832
$933
$1,087
$1,219
$1,177
$1,058
$1,060
$ in Millions
2002
2003
2004
2005
2006
2007
2008
2009
2010

Stock Price and Dividends

- Stock has rebounded from $1.85 low (11/25/09 close) to $3.74 at 12/31/10 to $4.08 at 4/12/11
- Affected by levels of NPAs
- Earnings and reduction of classified assets will boost stock price
- Dividends will be reflective of earnings trends, capital and TARP status

FMFC – one year performance



First M & F Corporation
FMFC
$5.90
Apr 11, 2011
$4.08
6.0
5.5
5.0
4.5
4.0
3.5
3.0
© Yahoo!
May 10
Jul 10
Sep 10
Nov 10
Jan 11
Mar 11
Volume
80.0
60.0
40.0
20.0
0.0
Thousands

2011

Expected Trends

2011

MACRO

- Modest recovery
- R/E values will lag already slow recovery
- Rate environment mostly unchanged subject to inflationary pressures

2011

MICRO

- Loan demand scarce
- Modest deposit growth
- Spreads consistent with 2010
- Continued cost containment
- Gradual lessening in credit costs
- Increasing government regulations